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                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                  DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

                      Supplement, dated October 20, 2003
                                      To
                         Prospectus, dated May 1, 2003

The following expense example supersedes the expense example in the "Summary of Contract Expenses" section of the May 1, 2003 prospectus. This expense example was calculated based on the assumptions described below, including the maximum fees and expenses of any of the underlying mutual funds (not including the effect of any expense reimbursement or fee waiver).

EXPENSE EXAMPLE

This example is intended to help you compare the cost of participating in the contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, separate account annual expenses, and underlying mutual fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the mutual funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the table below.

WITHDRAWAL AT END OF PERIOD

If a Participant withdraws his or her entire Participant Account Value from the specified Subaccount just prior to the end of the applicable time period, the Participant would pay the following cumulative expenses on each $10,000 invested.

          1 yr                       3 yrs                      5 yrs            10 yrs
          $694                      $1,021                     $1,375            $2,746

NO WITHDRAWAL AT END OF PERIOD

If a Participant does not withdraw any portion of his or her Participant Account Value from the specified Subaccount, or he or she uses Participant Account Value to effect an annuity as of the end of the applicable time period, the Participant would pay the following cumulative expenses on each $10,000 invested.

            1 yr                 3 yrs                5 yrs         10 yrs
            $244                 $751                $1,285         $2,746

NOTES FOR EXPENSE EXAMPLE

This example does not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply.

Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

A table of accumulation unit values of interests in each variable investment option appears in the Appendix.